THE ADVISORS' INNER CIRCLE FUND II

                         PERIMETER SMALL CAP GROWTH FUND
                                  (THE "FUND")

                    SUPPLEMENT DATED NOVEMBER 4, 2009 TO THE
                              INVESTOR AND I SHARES
                       PROSPECTUS DATED NOVEMBER 28, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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At a meeting held on August 12, 2009, the Board of Trustees of The Advisors'
Inner Circle Fund (the "Board") approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of the Fund into a newly-created series ("New Fund") of The RBB Fund, Inc. (the "Reorganization"). The Fund's name, investment objective and policies will remain the same. After the Reorganization, Perimeter Capital Management LLC ("Perimeter") will continue to serve as the investment adviser to the New Fund. The Reorganization Agreement was also approved by the Board of Directors of The RBB Fund, Inc. on August 17, 2009.

The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund. If the Reorganization Agreement is approved by shareholders and closing conditions satisfied, all of the assets of the Fund will be transferred to the New Fund and shareholders of the Fund will receive shares of the New Fund in exchange for their shares. The Fund's Investor Class Shares and Class I Shares will be exchanged for Investor Class shares and Class I shares, respectively, of the New Fund. The Reorganization is expected to be a tax-free transaction. Perimeter and The RBB Fund, Inc. have agreed to bear all of the costs of the Reorganization, except for the fees paid to governmental authorities for registering or qualifying the shares of the New Fund to be issued in connection with the Reorganization, which fees will be paid by the New Fund. .

Shareholders of the Fund will be asked to approve the Reorganization at a special meeting to be held on or about December 11, 2009. Shareholders as of the record date should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization. If approved by shareholders, the Reorganization is expected to occur on or about December 14, 2009.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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